EXHIBIT 99.1



                Certification of Periodic Financial Report by
         Chief Executive Officer Pursuant to 18 U.S.C. Section 1350
    as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



I, DeWitt Drew, President and Chief Executive Officer of Southwest Georgia Financial Corporation certify that:

(1) The Corporation's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Corporation.



                                  By:  /s/DeWitt Drew
                                       DeWitt Drew
                                       President and Chief Executive Officer
                                       Southwest Georgia Financial Corporation
May 14, 2003